UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 3, 2011 (Date of earliest event reported)
PennantPark Investment Corporation (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00736 (Commission File Number)	20-8250744 (IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY (Address of principal executive offices)	10022 (Zip Code)

212-905-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 3, 2011, PennantPark Investment Corporation issued a press release announcing its financial results for the quarter ended June 30, 2011. A copy of the press release is furnished as exhibit 99.1 to this report pursuant to Item 2.02 on Form 8-K and Regulation FD.

The information in this report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filling under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
             None
(b) Pro forma financial information:
             None
(c) Shell company transactions:
             None
(d) Exhibits
             99.1      Press Release of PennantPark Investment Corporation dated August 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2011	PENNANTPARK INVESTMENT CORPORATION By: /s/ Aviv Efrat Aviv Efrat Chief Financial Officer & Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of PennantPark Investment Corporation dated August 3, 2011